Exhibit 10.1

ENVERIC BIOSCIENCES. INC.

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of March 8, 2024, by and between Enveric Biosciences, Inc., a Delaware corporation (the “Company”), and the investor set forth on the signature page hereto (the “Investor”).

WHEREAS, on December 28, 2023, the Company entered into warrant exercise inducement offer letters (the “Inducement Letters”) with pursuant to which certain investors agreed to exercise for cash thier existing warrants to purchase 1,122,000 shares of the Company’s common stock, in the aggregate, at a reduced exercised price of $1.37 per share, in exchange for the Company’s agreement to issue new warrants on substantially the same terms as the existing warrants, to purchase up to 2,244,000 shares of the Company’s common stock and a cash payment of $0.125 per new warrant which was paid in full upon the exercise of the existing warrants.

WHEREAS, the Company received aggregate gross proceeds of approximately $1.8 million from the exercise of the existing warrants by the investors and the sale of the new warrants.

WHEREAS, the Inducement Letters contain a provision limiting the Company’s ability to engage in variable-rate transactions, as defined in paragraph K of Annex A of the Inducement Letters (the “Variable Rate Transaction Limitation”).

WHEREAS, subject to the terms and conditions of this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Investor desires to permanently and irrevocably waive the Variable Rate Transaction Limitation, solely with respect to the entry into and/or issuance of shares of common stock in an “at the market” offering in exchange for the Company issuing to the Investor common stock of the Company as more fully described in this Agreement. For the avoidance of doubt, such waiver is solely with respect for the Company to utilize the Equity Distribution Agreement with Canaccord Genuity LLC pursuant to an existing shelf registration statement on Form S-3 (File No. 333-257690) and not with respect to any other action restricted by the Inducement Letters. For the further avoidance of doubt, except as expressly consented to in the immediately preceding sentence, the Variable Rate Transaction Limitation shall remain in full force and effect in accordance with its terms.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, subject to the conditions, set forth herein, and intending to be legally bound hereby, the Investor and the Company acknowledge and agree as follows:

1. Issuance of Shares and Partial Waiver of Variable Rate Transaction Limitation. The Investor hereby agrees, effective as of the Closing (defined below), to permanently and irrevocably waive the Variable Rate Transaction Limitation, solely with respect to the entry into and/or issuance of shares of Common Stock in an “at the market” offering in exchange for the Company issuing to the Investor common stock of the Company as more fully described in this Agreement. For the avoidance of doubt, such waiver is solely with respect for the Company to utilize the Equity Distribution Agreement with Canaccord Genuity LLC pursuant to an existing shelf registration statement on Form S-3 (File No. 333-257690) and not with respect to any other action restricted by the Inducement Letters. For the further avoidance of doubt, except as expressly consented to in the immediately preceding sentence, the Variable Rate Transaction Limitation shall remain in full force and effect in accordance with its terms, and the Company agrees to issue to Investor at the Closing, the number of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), set forth opposite such Investor’s name in Exhibit A hereto under the heading “Shares” (the “Shares”).

2. Closing. The issuance of the Shares shall take place no later than two business days following the date hereof via DWAC, or at such other time and place as the Company and the Investor may mutually agree upon orally or in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall cause its transfer agent to deliver to the Investor, via electronic book-entry, the Common Stock such Investor is acquiring hereunder.

3. The Company Representations and Warranties. The Company represents and warrants to the Investor that:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form S-3 (Registration File No. 333-257690), which became effective on July 9, 2021, for the registration under the Securities Act of the Shares. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”), and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the prospectus included in such registration statement relating to the issuance of the Shares and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplement to the Base Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. The Registration Statement is effective under the Securities Act and will, to the Company’s knowledge, be effective for the issuance of the Common Stock and no stop order preventing or suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

(b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor specifically for use in the Registration Statement or the Prospectus Supplement, which information the parties hereto agree is limited to the Investor Information as defined in Section 5(a). No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c) The Company has delivered, or will as promptly as practicable deliver (or otherwise made available by the filing by the Company of an electronic version thereof with the Commission), to the Investor complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Investor reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(d) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Base Prospectus and the Prospectus Supplement. Except where the failure to be in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”).

(e) The Shares are original issue shares (and not treasury shares), duly authorized and, when issued and delivered to the Investor therefor in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable and free from all liens, charges, taxes, security interests and any other encumbrances with respect to the issue thereof and will not have been issued (i) in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation or bylaws in effect as of the time the Shares are issued or under Delaware General Corporation Law, or (ii) in violation of applicable law. The Shares conform in all material respects to the description thereof contained in the Registration Statement, the Base Prospectus and the Prospectus Supplement. Upon receipt of the Shares, the Investor will have good and marketable title to the Shares.

(f) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, validly executed and delivered by a duly authorized representative of the Company. The signature of the Company’s representative on this Agreement is genuine, and the signatory has been duly authorized to execute this Agreement. Assuming that this Agreement is validly executed and delivered by a duly authorized representative of the Investor, this Agreement is enforceable by that Investor against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity (the exceptions contemplated by Section 3(f)(i) and Section 3(f)(ii), the “Equitable Exceptions”).

(g) The execution, delivery and performance of this Agreement, including the issuance and sale by the Company of the Shares hereunder, are within the corporate powers of the Company, and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Company’s organizational documents, including, without limitation, its certificate of incorporation or bylaws, as may be applicable; or (iii) result in a breach or default under or violation of any applicable statute, or any judgment, order, rule or regulation of any court or other tribunal or of any governmental commission or agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties (or that of any of its subsidiaries); except in the case each of (i) and (iii), for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(h) As of their respective filing dates, all reports required to be filed by the Company with the Commission for the two years preceding the date hereof (the “SEC Reports”) complied in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder. None of the SEC Reports filed under the Exchange Act included, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters received by the Company (or any affiliate or subsidiary thereof) from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports.

(i) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization in connection with the issuance of the Shares pursuant to this Agreement, other than (i) filings with the Commission, (ii) filings required by applicable state securities laws and (iii) those required by The Nasdaq Capital Market (“Nasdaq”).

(j) As of the date hereof, the authorized share capital of the Company consists of 120,000,000 shares of capital stock consisting of 100,000,000 shares of Common Stock and 20,000,000 shares of “blank check” preferred stock (“Preferred Stock”). As of close of business on March 7, 2024 (the “Measurement Time”), there were5,397,315 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. Between the Measurement Time and the date hereof, the Company has not issued any shares of Common Stock or Preferred Stock, other than the issuance of shares of Common Stock in connection with the exercise of stock options or the settlement of restricted stock units to employees pursuant to the Company’s equity incentive plans.

(k) As of the date hereof, the Company has not received any written communication from a governmental authority that seeks to enjoin the transactions contemplated by this Agreement.

(l) As of the date hereof, the issued and outstanding shares of Common Stock of the Company are listed for trading on Nasdaq. Except as set forth in the SEC Reports, there is no suit, action, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company (or any affiliate or subsidiary thereof) by Nasdaq or the Commission, including with respect to any intention by such entity to deregister such shares of Common Stock or prohibit or terminate the listing of such shares of Common Stock on Nasdaq, excluding, for the purposes of clarity, the customary periodic review of certain periodic reports filed by the Company with the Commission. The Company has taken no action that would be reasonably expected to terminate, or lead to the termination of, the registration of such shares of Common Stock under the Exchange Act prior to the Closing.

(m) Except as set forth in the SEC Reports, there is no suit, action, proceeding or arbitration (“Actions”) before a governmental authority or arbitrator pending to which the Company is a party that, individually or in the aggregate, if determined adversely to the Company, would reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no such Actions are threatened or contemplated by any governmental authority or threatened by others.

(n) The Company is not under any obligation to pay any broker’s or finder’s fee or commission (or similar fee) in connection with the sale of the Shares. None of the Company nor its affiliates or subsidiaries have taken any action which could result in Investor being required to pay any such fee or commission.

(o) From and after the execution of this Agreement, the Company represents to the Investor that, to the extent it deems necessary, it shall have publicly disclosed all material, non-public information delivered to the Investor by the Company or any of its officers, directors, employees or agents in connection with the transactions contemplated hereby, including any required disclosures on a Current Report on Form 8-K no later than 9:00 AM Eastern on March 11, 2024. In addition, effective upon the execution of this Agreement, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company or any of its officers, directors, agents, employees or Affiliates on the one hand, and the Investor or any of its Affiliates on the other hand, shall terminate. From and after the execution of this Agreement, the Company represents to the Investor that none of the Company’s directors, officers, employees or agents will provide the Investor with any material, nonpublic information that is not disclosed in the Company’s SEC Reports.

4. Investor Representations and Warranties. Investor represents and warrants to the Company, as of the date hereof and as of the Closing, that:

(a) Investor is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except as may be limited or otherwise affected by the Equitable Exceptions.

(b) Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, the Prospectus Supplement and the Incorporated Documents prior to or in connection with its receipt of this Agreement. Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor may receive certain additional information regarding the offering of the Shares, including pricing information (the “Offering Information”). The Offering Information may be provided to Investor by any means permitted under the Securities Act, including in the Prospectus Supplement (delivered to the Investor or made available to it by the filing of an electronic version thereof with the Commission), a free writing prospectus or oral communications.

(c) The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor, or (ii) the Investor are advised by their counsel that such press release or public announcement is required by law, in which case the Investor will provide prior written notice to the Company.

(d) If the Investor is outside the United States, the Investor will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Shares or has in its possession or distributes any offering material, in all cases at its own expense.

(e) Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as Investor, in its sole discretion, has deemed necessary or appropriate in connection with the Investor’s purchase of the Shares.

(f) Neither the Investor nor any of its officers or directors or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control, or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, or the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Russia, Belarus, Cuba, Iran, North Korea, Syria, Venezuela, and the Crimea, so-called Donetsk People’s Republic (DNR) and so-called Luhansk People’s Republic (LNR) regions of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, or the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). To the extent required by applicable law, the Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, or the United Kingdom, to the extent applicable to the Investor. The Investor further represents that the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

(g) The Investor does not act on behalf of (i) any employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) any plan or an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) any entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) any employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S., or other laws or regulations that are similar to such provisions of ERISA or the Code.

(h) The Investor hereby acknowledges that it is not acting as a member of a “group” (as such term is defined in Rule 13d of the Exchange Act) with any other investor in connection with the offering and sale of the Shares.

(i) Investor represents that (a) it has had no position or office within the past three years with the Company or any of its affiliates, (b) it is not a FINRA member or an Associated Person (as such terms are defined under the FINRA Membership and Registration Rules Section 1011), and (c) neither Investor nor any group of investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the offering of the Shares, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

(j) The Investor acknowledges that it had the opportunity to review this Agreement and the SEC Reports and have been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(k) Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, or has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

5. Miscellaneous.

(a) The parties hereto acknowledge and agree that, for all purposes of this Agreement, “Investor Information” means solely the statements concerning the Investor contained under the heading “Plan of Distribution” in the Prospectus Supplement.

(b) The Investor acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Agreement. The Company acknowledges that the Investor will rely on the acknowledgments, understandings, agreements, representations and warranties of the Company contained in this Agreement.

(c) The Company and the Investor are each entitled to rely upon this Agreement and each is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d) This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(e) This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties with respect to the subject matter of said agreements, and said agreements supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter thereof. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and permitted assigns.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, surviving covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(g) Subject to the provisions of this Section 5(g), the Company will indemnify and hold Investor and their respective directors, officers, stockholders, partners, managers, members, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and attorneys’ fees and costs of investigation, that any such Investor Party may suffer or incur (the “Indemnified Liabilities”) as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement (which shall survive the Closing). The Company shall not be liable to an Investor Party of a particular Investor under this provision in respect of any Indemnified Liability if (and then only to the extent) such liability arises out of any misrepresentation by the relevant Investor in Section 3 of this Agreement or actions taken by such Investor Party in violation or contravention of this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (other than local counsel)), but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement.

(h) (i) The Company’s obligation to issue the respective Shares to Investor shall be subject to: (x) the accuracy of the representations and warranties made by Investor (on a several and not joint basis); and (ii) subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing.

(i) If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect, provided that each party hereto intends that such invalid, illegal or unenforceable provision will be construed (or otherwise reformed) by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

(j) This Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. This agreement may be executed via electronic signature. “electronic signature” means (a) the signing party’s manual signature, converted by the signing party to facsimile or industry-accepted digital form (such as a .pdf file) and received from the signing party’s customary email address, customary facsimile number, or other mutually agreed-upon authenticated source; or (b) the signing party’s digital signature executed using a mutually agreed-upon digital signature service provider, such as Docusign or Adobe sign, and digital signature process. Each party to this agreement (i) agrees that it will be bound by its own electronic signature, (ii) accepts the electronic signature of each other party to this agreement, and (iii) agrees that such electronic signatures shall be the legal equivalent of manual signatures.

(k) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. Notwithstanding anything to the contrary set forth in this Agreement, in the event of any breach or other dispute arising out of or under this Agreement, the substantially prevailing party in any legal action, suit, arbitration, mediation or other proceeding based upon this Agreement shall be entitled to recover from the substantially non-prevailing party its reasonable fees and costs of legal counsel and other advisors, in addition to any other damages and other relief permitted or awarded under applicable law.

(l) The respective representations, warranties, indemnities, covenants and agreements of the Company and the Investor set forth in or made pursuant to this Agreement (a) will remain operative and in full force and effect, regardless of any (i) investigation, or statement as to the results thereof, made by or on behalf of Investor, the Company or any of their respective representatives, officers or directors or any controlling person, as the case may be, or (ii) acceptance of the Shares and payment for it hereunder, and (b) will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

(m) THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 5(M) OF THIS AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

(n) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5(N).

6. Non-Reliance and Exculpation. The Investor and the Company acknowledge that they are not relying upon, and have not relied upon, any statement, representation or warranty made by any person, firm or corporation or any control person, officer, director, employee, partner, agent or representative of the Company or the Investor, as applicable, other than (i) with respect to Investor, the representations and warranties of the Company expressly contained in Section 3 of this Agreement, or (ii) with respect to the Company, the representations and warranties of Investor expressly contained in Section 4 of this Agreement. Investor and the Company acknowledge and agree that neither party shall be liable to the other party or to any of its respective affiliates pursuant to this Agreement for any other statement, representation or warranty.

7. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered, if delivered in person; (ii) on the fifth (5th) business day after dispatch by registered or certified mail; or (iii) on the next business day if transmitted by national overnight courier, in each case as follows: (a) if to the Company, to the Company’s address as set forth below the Company’s name on the signature page of this Agreement, and (b) if to the Investor, to the respective address of Investor as set forth in Exhibit A under the heading “Address”, or at such other address as the Company or such Investor may designate by ten (10) days advance written notice to the other parties hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor, has executed or caused this Agreement to be executed by its duly authorized representative as of the date set forth below.

ARMISTICE CAPITAL MASTER FUND, LTD.

By:
Name:
Title:

Signature Page to Common Stock Purchase Agreement

IN WITNESS WHEREOF, the Investor, has executed or caused this Agreement to be executed by its duly authorized representative as of the date set forth below.

INTRACOASTAL CAPITAL LLC

By:
Name:
Title:

Signature Page to Common Stock Purchase Agreement

IN WITNESS WHEREOF, the Company has accepted this Agreement as of the date set forth below.

ENVERIC BIOSCIENCES, INC.

By:
Name:	Joseph Tucker, Ph.D.
Title:	Chief Executive Officer

Date: March 8, 2024

Address:
4851 Tamiami Trail N. Suite 200
Naples, FL 34103

Signature Page to Common Stock Purchase Agreement

EXHIBIT A

Shares to be Issued

Investor Name	Address	Shares of Common Stock
Armistice Capital Master Fund	c/o Armistice Capital, LLC 510 Madison Avenue, 7th Floor New York, NY 10022	200,000
Intracoastal Capital LLC	c/o Intracoastal Capital LLC 245 Palm Trail, Delray Beach, FL 33483	28,690
	Total:	228,690